Note 18 - Commitments and Contingent Liabilities	12 Months Ended
Oct. 31, 2011
Legal Matters and Contingencies [Text Block]
18. Commitments and Contingent Liabilities

We are involved in litigation arising in the ordinary course of business, none of which is expected to have a material adverse effect on our financial position or results of operations, and we are subject to extensive and complex regulations that affect the development and home building, sales and customer financing processes, including zoning, density, building standards and mortgage financing.  These regulations often provide broad discretion to the administering governmental authorities.  This can delay or increase the cost of development or homebuilding.

We also are subject to a variety of local, state, federal and foreign laws and regulations concerning protection of health and the environment.  The particular environmental laws that apply to any given community vary greatly according to the community site, the site’s environmental conditions and the present and former uses of the site.  These environmental laws may result in delays, may cause us to incur substantial compliance, remediation and/or other costs, and can prohibit or severely restrict development and homebuilding activity.

The New York State Department of Environmental Conservation (the “NYSDEC”) assessed a $161,000 civil penalty (of which $96,000 was suspended) against us and required us to perform certain measures in connection with notices of violation for allegedly failing to comply with a storm water permit at an incomplete project in the state of New York.  We have paid the $65,000 penalty, have timely completed the required measures, and have received from the NYSDEC a post-inspection letter stating that the measures it required us to perform have been addressed.

We anticipate that increasingly stringent requirements will be imposed on developers and homebuilders in the future. Although we cannot predict the effect of these requirements, they could result in time-consuming and expensive compliance programs and in substantial expenditures, which could cause delays and increase our cost of operations. In addition, the continued effectiveness of permits already granted or approvals already obtained is dependent upon many factors, some of which are beyond our control, such as changes in policies, rules, and regulations and their interpretations and application.

The Company is also involved in the following litigation:

A subsidiary of the Company has been named as a defendant in a purported class action suit filed on May 30, 2007 in the United States District Court for the Middle District of Florida, Randolph Sewell, et al., v. D’Allesandro & Woodyard, et al., alleging violations of the federal securities acts, among other allegations, in connection with the sale of some of the subsidiary’s homes in Fort Myers, Florida.  Plaintiffs filed an amended complaint on October 19, 2007.  Plaintiffs sought to represent a class of certain home purchasers in southwestern Florida and sought damages, rescission of certain purchase agreements, restitution of out-of-pocket expenses, and attorneys’ fees and costs.  The Company’s subsidiary filed a motion to dismiss the amended complaint on December 14, 2007.  Following oral argument on the motion in September 2008, the court dismissed the amended complaint with leave for plaintiffs to amend. Plaintiffs filed a second amended complaint on October 31, 2008. The Company’s subsidiary filed a motion to dismiss this second amended complaint.  The Court dismissed portions of the second amended complaint.  The Court dismissed additional portions of the second amended complaint on April 28, 2010.  We have recently agreed with the plaintiffs to settle this case for an immaterial amount, and the settlement documents are in the process of being drafted by counsel.